Exhibit 10.2.a
                                                                  --------------


                            STOCK PURCHASE AGREEMENT
                  AMONG THE PURCHASERS EXECUTING THIS AGREEMENT
                                       AND
                    OMAR BARRIENTOS AND OTHER STOCKHOLDERS OF
                          U.S.A SUNRISE BEVERAGE, INC.
                               September --, 2002


STOCK PURCHASE AGREEMENT, dated as of September 23, 2002 (this "Agreement"), by and among the persons identified as Buyers on Schedule I to this Agreement (each a "Buyer" and collectively, the "Buyers")) and Omar Barrientos and the persons identified as Sellers on Schedule II to this Agreement (the "Controlling Stockholder's (each a "Seller" and collectively, the "Sellers"), The Buyers and the Sellers are referred to collectively herein as the "Parties"

BACKGROUND

The Sellers own the majority of all of the issued and outstanding capital stock of U.S.A SUNRISE BEVERAGE, INC., a South Dakota corporation (the "Company"). The Buyers desire to purchase from the Sellers, and the Sellers desire to sell to the Buyers, 10,000,000 shares out of the issued and outstanding capital stock of the Company in return for cash on the terms set forth herein or approximately 94% of the issued and outstanding stock.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties, intending to be legally bound, hereby agree as follows.

1. Definition. Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in Appendix A hereto.

2. Purchase and Sale of Company Shares and Appointment of Representatives

(a) Basic Transaction. On and subject to the terms and conditions of this Agreement, the Buyers shall purchase from the Sellers, and the Sellers shall sell to the Buyers, 10,000,000 shares (the "Company Shares") of the Company's capital stock for the consideration specified below in this Section 2.

(b) Escrowed Amount. The Buyers have deposited Fifty Thousand Dollars ($50,000) (the "Escrow Amount") into an escrow account with Thomas F. Pierson, P.C. The Escrow Amount shall be held for the benefit of the Buyers until the Closing. The Escrow Amount shall be distributed to the Sellers at the Closing (as defined below) and shall be considered a portion of the Purchase Price (as defined below). If this Agreement is terminated, if the Sellers fail to satisfy a condition precedent to the Buyers obligation to close or if for any other reason the Closing does not occur (other than due to the Buyers breach of any material provision of this Agreement), then the Escrow Amount shall immediately be returned to the Buyer Representative (as defined below) or to an account designated in writing by the Buyer Representative. If this Agreement is terminated as the result of the Buyers' breach of a material provision of this Agreement, then the Escrow Amount may be released to the Sellers in satisfaction



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of any claims that the Sellers may have against the Buyers for such material breach.

(c) Purchase Price. The Buyers shall pay to the Sellers in the aggregate at the Closing a total sum of Ninety Thousand Dollars ($90,000.00) (which amount includes the Escrow Amount), subject to adjustment as described below, by (i) delivery of cash in the amount of Forty Thousand Dollars ($40,000.00), payable in full by wire transfer to Buyer's counsel's trust account on or before September 23, 2002, and (ii) release of the Escrow Amount to the Sellers (collectively, the "Purchase Price'). The Purchase Price shall be allocated among the Sellers in the manner specified on Schedule I to this Agreement.

(d) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing) shall take place at the offices of the Seller on September 23, 2002 subject to the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer Representative and the Sellers may mutually determine (the "Closing Date").

(e) Deliveries at the Closing. At the Closing, (i) the Sellers shall deliver to the Buyers the various certificates, instruments, and documents referred to in
Section 7(a) below, (ii) the Buyers shall deliver to the Sellers the various certificates, instruments, and documents referred to in Section 7(b) below,
(iii) each of the Sellers shall deliver to the Buyers stock certificates representing 10,000,000 or approximately 94.2% of all of the defined Company Shares, endorsed in blank or accompanied by duly executed assignment documents and including a Medallion Guarantee or Company signature guarantee, and (iv) the Buyers shall deliver to each of the Sellers the consideration specified in No. 2( c) above.

(f) Appointment of Representatives.

(i) The Sellers, by executing this Agreement, will be deemed to have irrevocably constituted and appointed, effective as of the date of this Agreement, Omar Barrientos (together with his permitted successors, the ("Seller Representative"), as their true and lawful agent and attorney-in-fact to enter into any agreement on their behalf in connection with the transactions contemplated by this Agreement and to enter into any amendments, modifications or supplements hereto, to exercise all or any of the powers, authority and discretion conferred on him under this agreement, to waive any terms and conditions of this agreement (other than the obligation to pay the Purchase Price), to give and receive notices on their behalf and to be their exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by any this Agreement and the Seller Representative agrees to act as, and to undertake the duties and responsibilities of such agent and attorney-in- fact. This power of attorney is coupled with an interest and irrevocable. The Seller Representative shall not be liable for any action taken or not taken by him in connection with his obligations under this Agreement (i) with the consent of stockholders who, as of the date of this Agreement owned more than fifty percent (50%) in interest of the outstanding Company Shares (not including Company Shares held by the Seller Representative) or (ii) in the absence of his own gross negligence or willful misconduct.



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(ii) The Buyers, by executing this Agreement, will be deemed to have irrevocably constituted and appointed, effective as of the date of this Agreement, Thomas Pierson (together with his permitted successors, the "Buyer Representative"), as their true and lawful agent and attorney-in-fact to enter into any agreement on their behalf in connection with the transactions contemplated by this Agreement and to enter into any amendments, modifications or supplements hereto, to exercise all or any of the powers, authority and discretion conferred on it under this agreement, to waive any terms and conditions of this agreement (other than the obligation to deliver the Company Shares for the Purchase Price specified herein), to give and receive notices on their behalf and to be their exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by this Agreement and the Buyer Representative agrees to act as, and to undertake the duties and responsibilities of such agent and attorney-in-fact. This power of attorney is coupled with an interest and irrevocable. The Buyer Representative shall not be liable for any action taken or not taken by him in connection with his obligations under this Agreement (i) with the consent of Buyers who are collectively purchasing more than fifty percent (50%) in interest of the outstanding Company Shares or (ii) in the absence of its own gross negligence or willful misconduct. If the Buyer Representative shall be unable or unwilling to serve in such capacity, his successor shall be named by those persons purchasing more than fifty percent (50%) in interest of the Company Shares who shall serve and exercise the powers of Buyer Representative hereunder.

3. Representations and Warranties Concerning the Transaction.

(a) Representations and Warranties of the Sellers. Each of the Sellers represents and warrants to the Buyers that the statements contained in this 3(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this
Section 3 (a) with respect to himself or itself, except as set forth in Annex I attached hereto.

(i) Authorization of Transaction. Each of the Sellers has full power and authority to execute and deliver this Agreement and to perform his, her or its respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each Seller, enforceable in accordance with its terms and conditions. No Seller need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

(ii) Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which any of the Sellers are subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Seller is a party or by which he, she or it is bound or to which any of his, her or its assets is subject.

(iii) Brokers' Fees. No Seller has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions



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contemplated by this Agreement for which any Buyer could become liable or obligated.

(iv) Company Shares. The Sellers hold of record and own beneficially the number of Company Shares set forth next to their respective names in Schedule I, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. No Seller is a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement). No Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company. The Company Shares were duly and validly issued and are fully-paid and non-assessable. Upon delivery of the Company Shares to the Buyers pursuant to this Agreement, the Buyers will acquire valid title thereto, free and clear of any Security Interests.

(b) Representations and Warranties of the Buyers. The Buyers represent and warrant to the Sellers that the statements contained in this Section 3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(b), except as set forth in Annex II attached hereto.

(i) Authorization of Transaction. Each of the Buyers has full power and authority to execute and deliver this Agreement and to perform his, her or its respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each Buyer, enforceable in accordance with its terms and conditions. No Buyer need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

(ii) Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which any of the Buyers are subject, or (B) conflict with, result in a breach of/constitute a default under, result in the acceleration off create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Buyer is a party or by which he, she or it is bound or to which any of his, her or its assets is subject.

(III) Brokers' Fees. No Buyer has any liability or obligation to pay any fees or commissions to any broker 1 finder or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.
Buyers:
For Individual Investors Only:

(1) I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000.



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      I am a director or executive officer of the Company.
-----

For purposes of this question, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

(2a)        I certify that I am an accredited investor because I had individual
     ------
income (exclusive of any income attributable to my spouse) of more than $200,000 in the last two calendar years and I reasonably expect to have an individual income in excess of $200,000 in this current year.

(2b)        Alternatively, my spouse and I have joint income in excess of
     ------
$300,000 in each applicable year.

(3) Other Investors:

(4)       The undersigned certifies that it is one of the following: any bank as
    -----
defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301( c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(5)       The undersigned certifies that it is a private business development
    -----
company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(6) The undersigned certifies that it is a organization described in Section 501( c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(7)       The undersigned certifies that it is a trust, with total assets in
    -----
excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

(8)       The undersigned certifies that it is an entity in which all of the
    -----
equity owners are accredited investors.

(v) I have acquired the Company Shares for my own account. You have advised me that the transfer of the Company Shares to me will not be registered under the Securities Act or other applicable state securities laws, and that in not registering the share you have relied upon my representations to you set forth



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in this letter. The Company Shares were acquired by me for my own account for investment and not with a view to, or for resale in connection with, the distribution thereof. I have no present intention of reselling or distributing them after any period of time. I do not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such persons or to any third person any of the Company Shares. My acquisition of the Company Shares for investment is consistent with my financial needs.

4. Representations and Warranties Concerning the Company and Its Subsidiaries

The Controlling Stockholder(s), represents and warrants to the Buyers that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the disclosure schedule attached hereto (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

(a) SEC Reports. The Company has filed all reports, registration statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission as required (the "SEC Reports"), all of which have complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder. As of the respective dates of filing in final or definitive form ( or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of the Company's SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) Organization of Company; No Subsidiaries. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of South Dakota. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not control, directly or indirectly, or have any direct or indirect equity participation in any entity. The Sellers have delivered to the Buyers true, correct and complete copies of the Certificate of Incorporation and Bylaws of the Company, as amended through the date hereof.

(c) Capitalization: No Restrictive Agreement$;. The Company's authorized capital stock, as of the date of the closing of this Agreement, will consist of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 10,615,724 shares are issued and outstanding and 100,000 shares of Preferred Stock, of which NO shares of Preferred Stock, are issued or outstanding. The Company has not reserved any shares of its Common Stock for issuance upon the



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exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws. There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock or the Company, nor is the Company committed to issue any such option, warrant, right or security. There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among the Sellers and any third party, or (iii) to the best knowledge of the Controlling Stockholder between or among any of the Company's stockholders. The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act.

(d) Financial Statements. The Sellers have provided to the Buyers the audited balance sheet and statements of income, changes in stockholders' equity and cash flows as of and for, the year ended December 31, 2001 (on "Edgar"), (collectively, the financial statements described in (i) and (ii) are referred to as the "Financial Statements").

The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, fairly present the financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Company. The Company does not have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for liabilities expressly specified in the Financial Statements which are approved in writing by Buyers (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

(e) Absence of Certain Changes. Since June 30, 2002, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects, including, but not limited to any adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown in the Financial Statements.

(f) Legal Proceedings. Except as disclosed in the SEC Reports, and as approved in writing by the Buyers, as of the date of this Agreement, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, to the Controlling Stockholder's knowledge, threatened against the Company which, if determined adversely to the Company, could have, individually or in the aggregate, a material adverse effect on the business, assets, or prospects of the Company or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

(g) Legal Compliance. The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental



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authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply. To the Controlling Stockholder's knowledge, neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a governmental authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

(h) Tax Matters.

(i) Each of the Company and its Subsidiaries has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by any of the Company and its Subsidiaries have been paid. None of the Company and its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where any of the Company and its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of any of the Company and its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

(ii) Each of the Company and its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(iii) The Controlling Stockholder does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Liability with respect to any Taxes (a "Tax Liability") of any of the Company and its Subsidiaries either (A) claimed or raised by any authority in writing or (B) as to which the Controlling Stockholder has Knowledge based upon personal contact with any agent of such authority. No tax returns of the Company have ever been audited or are currently the subject of an audit. The Sellers have delivered to the Buyers correct and complete copies of all federal and state income and other material Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of the Company and its Subsidiaries since inception.

(iv) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(i) Status of Company Shares under Securities Act. There are currently 10,615,724 shares of the Company's Common Stock outstanding. Of those Company
Shares,             shares constitute "restricted stock" under the Securities
        -----------
Act. Upon acquisition by the Buyers of those shares which are currently held by persons other than the Controlling Stockholder, such shares may be publicly sold under Rule 144 or other appropriate exemption from registration, promulgated



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under the Securities Act and the holding period of the Sellers for purposes of such rule may be tacked or added to the holding period of the Buyers.

(j) Disclosure. No representation or warranty by the Sellers contained in this Agreement, and no statement contained in any document, certificate or other instrument delivered or to be delivered by or on behalf of the Sellers pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

(a) General. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 5(c) below).

(b) Notices and Consents. If and when applicable, the Sellers will cause the Company to give any notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that the Buyers may request. Each of the Parties will (and the Sellers will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of Governmental Authorities necessary in order to consummate the transactions contemplated hereby.

(c) Operation of Business. The Sellers will not cause or permit the Company to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Sellers will not cause or permit any of the Company and its Subsidiaries to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock except as otherwise expressly specified herein,
(ii) issue, sell, or otherwise dispose of any of its capital stock, or grant any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, (iii) make any capital expenditures, loans, or incur any other obligations or liabilities, (iv) enter into any agreements involving expenditures individually, or in the aggregate, of more than $1,000 (other than agreements for professional services which will be paid in full at or prior to the Closing) or (ii) otherwise engage in any practice, take any action, or enter into any transaction out of the ordinary course of business.

(d) Preservation of Business. The Sellers will cause the Company to keep its business and properties substantially intact, including the filing of all reports required to be filed with the Securities and Exchange Commission and the NASD in order to maintain the Company's status as a reporting company and in order to continue the quotation of the Company's shares on the NASD's Over-the-Counter Bulletin Board except as the Controlling Shareholders and current directors may determine is necessary to cease its current operations and terminate all of its current business and spin off the current assets of the business as approved by the Board of Directors.




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(e) Full Access. Each of the Sellers will permit, and the Sellers will cause each of the Company and its Subsidiaries to permit, representatives of the Buyers to have full access at all reasonable times, to all premises, properties, personnel, accountants, customers, suppliers, third party lenders and other third parties whose consent is required in order to consummate the transactions contemplated hereby, books, records (including Tax records), contracts, and documents of or pertaining to each of the Company and its Subsidiaries.

(f) Notice of Developments. The Sellers will give prompt written notice to the Buyers of any material adverse development causing a breach of any of the representations and warranties in Section 4 above. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his own representations and warranties in Section 3 above. No disclosure by any Party pursuant to this Section 5(f), however, shall be deemed to amend or supplement Annex I, Annex II, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

(g) Exclusivity. None of the Sellers will (and the Sellers will not cause or permit any of the Company and its Subsidiaries to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any assets (other than dispositions of inventory or other assets in the Ordinary Course of Business) (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. None of the Sellers will vote their Company Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Sellers will notify the Buyers immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

6. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

(a) General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 7 below). The Sellers acknowledge and agree that from and after the Closing the Buyers will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company and Sellers agree to fully cooperate in the delivery of any and all books, accounts, records, corporate documents and all similar such items, including delivery of accountants notes and the consent of the accountants for a change in accounting firms at no additional cost to the Buyers herein.

(b) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving any of the Company and its Subsidiaries, each of the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 7 below).

(c) Transition. None of the Sellers will take any action that is designed. or intended to have the effect of discouraging any lessor 1 licensor 1 customer 1 supplier 1 or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing.

(d) AcQuisition of Avid Canada. Avid Canada, an Alberta Province corporation has agreed to merge into USBV upon terms and conditions attached hereto as Ex. A. Included in those terms is a no reverse clause for a period of 12 months.

7. Remedies for Breaches of This Agreement.

(a) Survival of Representations and Warranties. All of the representations and warranties of the Parties, other than the representations and warranties contained in Sections 3(a)(i), 3(a)(ii), 3(a)(iv), 4(c) and 4(h) above, shall survive the Closing hereunder (even if the Buyers knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of three years thereafter. The representations and warranties of the Sellers contained in Sections 3(a)(i), 3(a)(ii), 3(a)(iv), 4(c) and 4(h) above shall survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

(b) Indemnification Provisions for Benefit of the Buyers.

(i) In the event any of the Sellers breach (or in the event any third party alleges facts that, if true, would mean any of the Sellers has breached) any of their representations, warranties, and covenants contained herein, and, if there is an applicable survival period provided that the Buyers make a written claim for indemnification against any of the Sellers pursuant to Section l0(h) below within such survival period, then the Controlling Stockholder shall indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach). -

(ii) The Controlling Stockholders shall indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of any of the Company and its Subsidiaries (whether or not accrued or otherwise disclosed) (x) for any Taxes of the Company and its Subsidiaries with respect to any Tax year or portion thereof ending on or before the Closing Date (or for any

Tax year beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date) and (y) for the unpaid Taxes of any Person (other than any of the Company and its Subsidiaries) under Treasury Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(iii) The Controlling Stockholders shall indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by (A) any Liabilities arising out of the ownership of the capital stock of, or the use or operation of the business of, the Company or any of its Subsidiaries prior to the Closing and
(B) any other business or operations (other than of the Company and its Subsidiaries) owned in whole or in part by any of the Sellers.

(iv) The Controlling Stockholders shall indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Indebtedness of the Company or any Subsidiary existing as of the Closing Date.

(c) Indemnification Provisions for Benefit of the Sellers. In the event the Buyers breach (or in the event any third party alleges facts that, if true, would mean the Buyers have breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period, provided that any of the Sellers makes a written claim for indemnification against the Buyers pursuant to l0(h) below within such survival period, then the Buyers shall indemnify each of the Sellers from and against the entirety of any Adverse Consequences the Sellers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Sellers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(d) Matters Involving Third Parties.

(i) If any third party shall notify any Party (the "Indemnified Pa!1(Y)'j with respect to any matter (a "Third Pa!1(Y) Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party" under this Section 7, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (8) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedent, custom or practice adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(iii) So long as the Indemnifying Party IS conducting the defense of the Third Party Claim in accordance with No. 7(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (8) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(iv) In the event any of the conditions in Section 7(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (8) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 7.

(e) Other Indemnification Provisions. Each of the Sellers hereby agrees that he or it will not make any claim for indemnification against any of the Company and its Subsidiaries by reason of the fact that he or it was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyers against such Seller (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

8. Tax Matters. The following provisions shall govern the allocation of responsibility as between Buyers and Sellers for certain tax matters following the Closing Date:

(a) Tax Periods Ending on or Before the Closing Date. Sellers shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date which are filed after the Closing Date. The Sellers shall permit the Buyers to review and comment on each such Tax Return described in the preceding sentence prior to filing.

(b) Tax Periods Beginning Before and Ending After the Closing Date. Buyers shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company for Tax periods which begin before the Closing Date and end after the Closing Date. Buyers shall permit the Sellers to review and comment on each such Tax Return described in the preceding sentence prior to filing. Sellers shall pay to Buyers within fifteen (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to the portion of such Taxable period ending on the Closing Date. For purposes of this Section, in the case of any Taxes that are imposed on a periodic basis and are payable for a Taxable period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such Taxable period ending on the Closing Date shall (x) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Taxable period multiplied by a fraction the numerator of which is the number of days in the Taxable period ending on the Closing Date and the denominator of which is the number of days in the entire Taxable period, and (y) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would be payable if the relevant Taxable period ended on the Closing Date. Any credits relating to a Taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant Taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of the Company.

(c) Cooperation on Tax Matters.

(i) The Buyers, the Company and Sellers shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company and the Sellers agree (A) to retain all books and records with respect to Tax matters pertinent to the Company and its Subsidiaries relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyers or Sellers, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Company or the Sellers, as the case may be, shall allow the other party to take possession of such books and records.

(ii) The Buyers and Sellers further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to/ with respect to the transactions contemplated hereby) without the imposition of a countervailing Tax or loss of Tax attributes on or by the Party to whom such request is directed.

(d) Tax Sharing Agreements. All tax sharing agreements or similar agreements with respect to or involving the Company and its Subsidiaries shall be terminated as of the Closing Date and, after the Closing Date, the Company and its Subsidiaries shall not be bound thereby or have any liability thereunder.

(e) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by Sellers when due, and Sellers will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the Buyers will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

10. Miscellaneous.

(a) RELEASE. Each Seller hereby acknowledges that the Released Party (as defined below) are expressly relying on this release provision in consummating the transactions contemplated by this Agreement, and would not consummate such transactions but for this release provision.

Each Seller hereby acknowledges, confirms and agrees that such Seller (a) is the exclusive owner of the Company Shares being sold by such Seller to the Buyers hereunder, (b) does not have any equity interest in the Company other than the Company Shares being sold to the Buyers hereunder, and (c) does not have any rights to any additional shares of the capital stock or any other securities of the Company, including any options, warrants, conversion privileges, preemptive rights or other rights or agreements.

Each Seller, on behalf of such Seller and each of such Sellers' respective Affiliates (if any), hereby releases and forever discharges each Buyer, the Company and their respective Affiliates, officers, directors, employees and agents (collectively, the "Released Party or Parties") from any and all claims, demands, judgments, proceedings, causes of action, orders, obligations, contracts, agreements, liens, accounts, costs and expenses (including attorney's fees and court costs), debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, matured or unmatured, both at law (including federal and state securities laws) and in equity, which such Seller or any of such Seller's respective Affiliates now have, have ever had or may hereafter have against the Released Party arising contemporaneously with or prior to the date of this Agreement or on account of or arising out of any matter, cause, event or omission occurring contemporaneously with or prior to the date of this Agreement, including, but not limited to, any rights to indemnification or reimbursement from the Company, whether pursuant to the Company's articles of organization, resolution, contract or otherwise and whether or not relating to claims pending on, or asserted after, the date of this Release; provided, however, that nothing contained herein shall operate to release any obligations of the Buyer to the Sellers arising exclusively as a result of this Agreement.

Each Seller hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any matter purported to be released hereby.

Without in any way limiting any of the rights and remedies otherwise available to any Released Party, each Seller shall indemnify and hold harmless each Released Party from and against all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, security interests, taxes, liens, losses, lost value, expenses and fees arising directly or indirectly from or in connection with (i) the assertion by or on behalf of such Seller or such Seller's Affiliates of any claim or other matter purported to be released pursuant to this provision and (ii) the assertion by any third party of any claim or demand against any Released Party which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of such Seller, or any of such Seller's Affiliates against any third party of any claims or other matters purported to be released pursuant to this provision.

(a) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyer Representative; provided. however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

(c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(e) Succession and Assignment, This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyer Representative and the Seller Representative.

(f) Counterparts: Facsimile Execution. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together will constitute one and the same instrument. Facsimile execution of this Agreement shall be legal! valid and binding for all purposes.

(h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Sellers:

Omar Barrientos
P.O. Box 938
Spearfish, South Dakota 57783-0938


If to the Buyers:

Thomas Pierson
1004 Depot Hill Rd. #lE Broomfield, CO 80020
Fax: 303-404-9908

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of South Dakota without giving effect to any choice or conflict of law provision or rule (whether of the State of South Dakota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of South Dakota.

(j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer Representative and the Seller Representative. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(I) Expenses. Each of the Parties, the Company, and its Subsidiaries will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers agree that the Company has not borne or will bear any of the Sellers' costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby, including, without limitation, the declaration and payment by the Company of a dividend of the shares of capital stock of its only subsidiary.

(m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

(n) Incorporation of Exhibits. Annexes. and Schedules. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

(0) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 10(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

(p) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in South Dakota, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 10(h) above. Nothing in this
Section 10(p), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each

Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

[signature page follows]

U.S.A. SUNRISE BEVERAGEU.S.A Sunrise:

For Entities:
U.S.A SUNRISE BEVERAGE, INC.

By:
Name:
Title:


[Seller Signature Page]

IN WITNESS WHEREOF, the undersigned Seller has executed this Agreement as of the date first above written.

For Individuals:


/s/ OMAR BARRIENTOS
-------------------------------------
OMAR BARRIENTOS


[Buyer Signature Page]

IN WITNESS WHEREOF 1 the undersigned Buyer has executed this Agreement as of the date first above written.

For Individuals:


/s/ THOMAS F. PIERSON
-------------------------------------
THOMAS F. PIERSON/ BUYERS ATTORNEY

SCHEDULE I

PURCHASE AND SALE OF COMPANY SHARES

SELLERS:

                              Number of Company
Name Of Seller &              Shares To Be sold at              Purchase Price
Address                       the Closing                       Per Share
----------------              --------------------              --------------






Total Purchase Price $90,000

APPENDIX A

DEFINITIONS

As used herein, the following terms have the respective meanings set forth
Below:

"Adverse Consequences" means all actions, suits, proceedings, hearings,
----------------------
investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

"Aaffiliate" has the meaning set forth in Rule 12b-2 of the regulations
------------
promulgated under the Securities Exchange Act.

"Affiliated Group" means any affiliated group within the meaning of Code Section
------------------
5O4(a) or any similar group defined under a similar provision of state or local Law.

"Buyer(s)" has the meaning set forth in the preface above.
----------

"closing" has the meaning set forth in '2( d) above.
---------

"Closing Date" has the meaning set forth in '2( d) above.
--------------

"Code" means the Internal Revenue Code of 1986, as amended.
------

"Company" has the meaning set forth in the recitals above.
---------

"Company Share" means any share of the Common Stock, par value $0.001 per share,
---------------
of the Company.

"Confidential Information" means any information concerning the businesses and
--------------------------
affairs of the Company and its Subsidiaries and the Buyers and its Affiliates that is not already generally available to the public and shall include any and all information relating to the price and terms of this Agreement.

"Disclosure Schedule" has the meaning set forth in 4 above
---------------------

"Financial Statements" has the meaning set forth in Paragraph 4( d) above.
----------------------

"GAAP" means United States generally accepted accounting principles as in effect
------
from time to time.

"Governmental Authority" means any federal, state, municipal or other
------------------------
governmental department, commission, board, bureaur agency or instrumentality, or any court of the United States of America or any political subdivision thereof, or of any other country.

"Indebtedness" of any Person means, in each case whether or not accrued on the
--------------
books of such Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations of such - Person upon which interest charges are customarily paid or which are evidenced by notes, bonds, debentures, credit agreements or similar agreements or investments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person under capitalized leases, (e) all obligations of such Person in respect of acceptances, letters of credit or letters of guaranty issued or created for the account of such Person, and (f) all liabilities secured by any Security Interest on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof.

"Indemnified Party" has the meaning set forth in Section 7( d)(i) above.
-------------------

"Indemnifying party" has the meaning set forth in Section 7{ d)(i) above.
--------------------

Liability means any liability (whether known or unknown, whether asserted or
---------
unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

"Ordinary Course of Business" means the ordinary course of business consistent
-----------------------------
with past custom and practice (including with respect to quantity and frequency).

"Parties" has the meaning set forth in the preface above.
---------

"Person" means an individual, a partnership, a corporation, a limited liability
--------
company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

"Purchase Price" has the meaning set forth in Section 2(b) above.
----------------

"Securities Act" means the Securities Act of 1933, as amended.
----------------

"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.
-------------------------

"Securitv Interest" means any adverse claim, mortgage, pledge, lien,
-------------------
encumbrance, option, restriction on transfer, easement, right of way, matter of survey, charge, or other security interest.

"Sellers" has the meaning set forth in the preface above.
---------

"Subsidiary" means any corporation with respect to which a specified Person (or
------------
a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

"Tax" means any federal, state or local income, gross receipts, license,
-----
payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

"Tax Liability" has the meaning set forth in Section No. 4(h)(iii) above.
---------------

"Tax Return" means any return, declaration, report, claim for refund, or
------------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

"Third Party Claim" has the meaning set forth in Section 7(d)(i) above.
-------------------

Exhibit A
---------

AGREEMENT OF STOCK EXCHANGE
---------------------------

THIS AGREEMENT OF STOCK EXCHANGE ("Agreement") is made as of this 23rd day of September 2002, by and among Avid Canada, Inc., an Alberta Province corporation (the "Company"), Barry J. Bennett ("Bennett"), the persons listed as Stockholders on the signature page hereto (such persons, including Bennett, individually, a "Seller" and collectively, the "Sellers); and U.S.A. Sunrise Beverages, Inc. , a South Dakota corporation ("Buyer").

WHEREAS, the Buyer is authorized to issue 100,000,000 shares of common stock (the "Buyer Shares"), par value $.001 per share, of which 10,615,724 shares are presently issued and outstanding, and 500,000 Preferred shares of which no shares are Issued or are outstanding; and

WHEREAS, on the Closing Date, the Buyer shall convey and/or issue the number of Buyer Shares as hereinafter determined in return for all the issued and outstanding shares of common stock of the Company ("Company Shares") owned by the Sellers (this share exchange shall be referred to herein as the "Stock Exchange"), with the result that: (a) Sellers will own 28,000,000 Buyer Shares, or 80% of ,the outstanding Buyer Shares (after giving effect to the sale of Buyer Shares pursuant to the Subscriptions), with the remaining 20% of the Buyer Shares (7,000,000) being owned by the present shareholders of Buyer and those parties to whom the Company is obligated; and

WHEREAS, the Stock Exchange shall be effected as a tax-free exchange pursuant to
Section 351 and/or Section 368(a)(I)(B) of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, on the Closing Date there shall be no warrants, options, or any other rights, either authorized or outstanding, which are convertible or exercisable into Company Shares or Buyer Shares except as specifically defined herein.

NOW, THEREFORE, in consideration of the premises, the parties hereto do mutually agree as follows:

1.1

ARTICLE I
---------
EXCHANGE OF SHARES
------------------

Exchange of Company Shares for Buyer Shares.
--------------------------------------------
1.1.1 On the Closing Date, Buyer shall issue such number of Buyer Shares to the Sellers so that Sellers- will collectively own 80% of the issued and outstanding stock of Buyer. Based on the representation and warranties of Buyer hereafter set forth, it is expected that 28,000,000 Buyer Shares will be issued to the Sellers. The Buyer Shares shall be issued to the Sellers in the amounts set forth on Exhibit A. All Buyer Shares, when issued, shall be fully-paid and non-assessable, and no preemptive rights of stockholders shall exist with respect to such shares or the issue or sale thereof.

1.1.2 On the Closing Date, the Sellers shall deliver to Buyer all of the outstanding Company Shares, duly endorsed for transfer or with stock powers attached.

1.2 Outstanding:  Buyer Shares. Each share of Buyer Common Stock which is issued
-------------------------------
and outstanding immediately prior to the Closing Date shall, by virtue of this Agreement, remain issued and outstanding thereafter.

REPRESENTATIONS AND WARRANTIES OF SELLERS
-----------------------------------------

Each Seller, for such Seller but not on behalf of any other Seller, hereby represents and warrants Buyer as follows:

1.3  Restrictions on Shares.  The Buyer Shares being acquired by the Sellers are
---------------------------
being acquired for investment only and not with a view to the further sale or distribution thereof. Such Buyer Shares issued there under constitute "restricted securities" as that term is defined under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933 (the "Securities Act"). The Buyer Shares may not be sold assigned or otherwise disposed of unless registered or otherwise exempt from registration under the Securities: Act and such other state securities laws as may be applicable. The certificates representing such shares shall contain an appropriate investment legend. It is understood that Sellers intend to eventually register their shares under an applicable registration filing; however, any such registered shares shall agree to a leak out agreement Over 2 years.

ARTICLE II
----------

2.1 Title of Company  Shares.  At the time of delivery of the Company  Shares to
-----------------------------
Buyer hereunder Sellers will be the lawful owners of the Company Shares in the amounts set forth in Exhibit A attached here and will have good and marketable title thereto, and upon delivery as provided hereunder, Buyer will receive good and marketable title thereto, free and clear of all liens, pledges and encumbrances with no personal liability attaching to the ownership thereof.

2.2  Authority  to Execute  and  Perform  Agreements.  Each  Seller,  which is a
-----------------------------------------------------
corporation or other type of legal entity, is, and on the Closing Date will be, a duly organized and validly existing corporation (or other entity) in good standing under the laws of its incorporation or organization. Each Seller has, and on the, Closing Date will have, the full legal right and power and all authority and approval required to enter into execute and deliver this Agreement and to perform fully such Seller's respective obligations hereunder, and this Agreement is the valid and binding obligation of each Seller enforceable in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally (b) the remedies of specific performance and injunctive and other forms of equitable relief may- be subject to equitable defenses and general principles of equity and to the discretion of the court before which and proceeding therefore may be brought, and (c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws or the public policy underlying such laws.

2.3 No Conflict.  Neither the execution and delivery of this Agreement,  nor the
----------------
consummation of the transactions contemplated by this Agreement will: (a) Conflict With, or result ill a breach of, or constitute, default under (i) in the case of any entity, its organizational documents; (ii) any instrument or agreement to which any Seller is a party, or by which any Seller is bound; or
(iii) any governmental decree, order, ruling writ, permit or license to which any Seller is a party or by which any Seller may be bound; (b) violate any law, statute, rule or regulation applicable to any Seller or the transactions contemplated hereby; or (c) require the consent of any governmental or administrative agency or any party to any contract to which any Seller is a part or by which any Seller may be bound,

2.4  Broker's  Fees.  None of the Sellers has  employed  any broker or tinder or
--------------------
incurred any 1iability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

The Company hereby represents and warrants to Buyer as follows:

Investment Intent. Each of the Sellers are acquiring Buyer Shares for investment
------------------
only not with a view to further distribution and do not have, and will not have on the Closing Date, any commitment for the sale of such shares.

ARTICLE III
-----------
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
---------------------------------------------

3.1  Organization.  The  Company  is,  and on the  Closing  Date will be, a duly
------------------
organized and validly existing corporation in good standing under the laws of the Province of Alberta.

3.2 Capitalization.  The authorized capital stock of the Company consists of 100
-------------------
Class A and 100 Class B Company Shares.  As of the date of this  Agreement,  all
                                                                             ---
Company Shares are issued ant outstanding and no Company Shares are held in treasury. There are no Company Shares reserved for issuance upon the exercise of outstanding stock options, warrants or similar rights. All of the outstanding Company Shares have been duly authorized and validly issued, are fully paid, non-assessable and free of preemptive rights, and are registered in the names of the Sellers, free and clear of all actual liens and encumbrances. There are no, and on the Closing Date there will be no, issued or outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Company Common Stock, or any other equity security of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock or any other equity security of the Company.

3.3  Agreement:  Authority.  The Company has, and on the Closing Date will have,
---------------------------
the power and authority to enter into this Agreement and to consummate the transactions contemplated thereby. This Agreement and the transactions contemplated hereby have been, or on or prior to the Closing Date will be, duly approved by appropriate corporate action of the Company.

3.4 Agreement: Enforceabilitv. This Agreement has been duly authorized, executed
------------------------------
and delivered by the Company and is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that: (a) the enforceability hereof may-be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefore may be brought, and (c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws of the public policy underlying such laws.

3.5 No Conflict.  Neither the execution and delivery of this Agreement,  nor the
----------------
consummation of the transactions contemplated by this Agreement will: (a) conflict with, or result in a breach of, or constitute a default under (i) the Company's charter or bylaws, (ii) any instrument or agreement to which the Company is party, or by which it is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which the Company is a party or by which the Company may be bound; (b) violate any law, statute, rule or regulation applicable to the Company or the transactions contemplated hereby; (c) require the consent of any governmentaJ or administrative agency or any other person not a party hereto; or (d) require the consent of any party to a contract, agreement or commitment to which the Company is a party or by which the Company may be bound result in a default under or an acceleration of any obligation under any such contract, agreement or commitment.

3.6  Subsidiaries.  The  Company  has,  and on the  Closing  Date will have,  no
------------------
subsidiaries.

3.7 Doing  Business.  The  Company  is, and on the  Closing  Dates will be, duly
--------------------
authorized,   qualified  and  licensed  under  any  and  all  applicable   laws,
regulations, ordinances or orders of public authorities to carry on their respective businesses in the places and in the manner as presently conducted or as contemplated in this Agreement, except where the failure to be so authorized, qualified or licensed would not have a materially adverse effect upon the business of the Company.

3.8 Financial Statements. The financia1 statements of the Company, consisting of
-------------------------
Balance Sheets as of December 31, 2001, (un-audited) and related Statement of Operations, Statement of Cash Flows, and Statement of Changes in Shareholders' Equity for the years ended December 31, 2001, (un-audited) together with the accompanying notes, have been prepared by independent chartered accountants. All interim statements prepared since December 31, 2001 have been prepared in accordance with GAAP principles giving effect to all requirements of U.S. Securities Rules of Accounting. All such financia1 statements (collectively, the "Company Financial Statements") were prepared in conformity with generally accepted accounting principles, have been delivered to Buyer, and fairly present the financial position and results of operations of the Company as of the dates and for the periods shown.

3.9 No Adverse  Change.  Except as set forth in Schedule 3.9, since December 31,
-----------------------
2001, the business of the Company has only been operated in the normal course. There has not been, and on the Closing Date there will not have been, any material adverse change in the financial condition of the Company from that set forth in the Company Financial Statements dated December 31, 2001.

3.10 Liabilities. Except as set forth on Schedule 3.10 hereof, there are, and on
-----------------
the Closing Date will, no liabilities (including, but not limited to tax liabilities) or claims against the Company (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or un-matured) not appearing on the Company Financial Statements, other than liabilities incurred in the ordinary course of business or taxes accrued or incurred with regard to earnings since December 31, 2001 or liabilities for expenses incurred in connection with this Agreement.

3.11 Taxes.  Except as set forth on Schedule  3.11 hereof,  all federal,  state,
-----------
county and local income, excise, property and other tax returns required to be filed by the Company have been filed and -all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Company Financial Statements. No income tax returns of the Company have ever been audited by any authority empowered to do so. There are no agreements or waivers in effect that provide for an extension of time for the filing of any tax returns by the Company or the assessment of any tax against the Company.

3.12 Title:  Property;  Real Property.  The Company has, and on the Closing Date
--------------------------------------
will have, all legal and beneficial ownership of all of its material real property, furniture, fixtures and equipment excluding any leased real property, furniture, fixtures and equipment. Such assets (excluding leased assets) are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as stated in the Company Financial Statements. Company does not own any real property. All real property under lease to or otherwise used by Company is in good condition, ordinary wear and tear excepted, and is sufficient for the current operations of Company. No such real property, nor the occupancy, maintenance or use thereof, is in violation of, or breach or default under, any contract or law, and no notice or threat from any lessor, governmental body or other Person has been received by Company or served upon any such real property claiming any violation of, or breach, default or liability under, any contract or law, or requiring or calling attention to the need for any work, repairs, construction, alteration, installations or environmental remediation. Company has not placed or caused to be placed, and to the best knowledge and belief of Company there were not and/or are not, any Hazardous Substances in, on, under or migrating from any of the real property of Company. "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any United States federal government authority, or any state or local government authority having jurisdiction over the Real Property of Avid Canada, Inc., to be capable of posing a risk of injury or damage to health, safety, property or the environment, including, but not limited to, (a) all substances, wastes, contaminants, pollutants and materials defined, designated or regulated as hazardous, dangerous or toxic pursuant to any Law of any state in which any of the leased or owned Real Property of Buyer or Company, as applicable, is located or any United States Law, and (b) asbestos, polychlorinated biphenyls ("PCB's!'), petroleum, petroleum products and urea formaldehyde.

3.13 Title;  Inventory.  The Company has, and on the Closing Date will have, all
-----------------------
legal and beneficial ownership of its inventory as set forth in the Company Financial Statements, except for (a) inventory sold or leased in the ordinary course of business since the date of the Company Financial Statements and (b) inventory provided to the Company by certain suppliers under arrangements pursuant to which title does not pass until the amounts owed to such suppliers are paid in full. All of the Company's inventory is saleable in the ordinary course of business.

3.14 Accounts  Receivable.  The accounts  receivable as set forth in the Company
--------------------------
Financial Statements, except to the extent already collected, represent amounts due for goods sold or services rendered by the Company in the ordinary course of business. Except to the extent of any reserve allowed therefor in the Company Financial Statements, such accounts receivable, to the knowledge of the Company, are fully collectible in the ordinary course of business.

3.15 Contracts and Commitments. The Company is not, and on the Closing Date will
-------------------------------
not be, and to the knowledge of the Company, each such other party to each of such agreements, contracts or commitments is not, in default under any material agreement, contract or commitment to which the Company is a party, the result of which breach would have a materially adverse effect on the Company. True and complete copies of all employment agreements or arrangements with employees of the Company have been made available to Buyer.

3.16 Litigation.  Except as disclosed in Schedule 3.16 hereof, there are, and on
----------------
the Closing Date there will be, no material claims, actions, suits or proceedings pending, or to the best knowledge of the Company, threatened against the Company.

3.17  Compensation  and Loans.  Except as  disclosed  in  Schedule  3.17,  since
------------------------------
December 31, 2001 there have been, and on the Closing Date there will be (i) no bonuses or unusual compensation to any of the officers or directors of the Company which are inconsistent with past practices, (ii) no loans made to any of the officers or directors of the Company, (iii) except as may be consistent with past practices, no dividends or other distributions declared or paid by the Company, and (iv) no repurchase by the Company of any of its shares of capital stock.

3.18 Additional Issuances of Equity. Except as set forth in Schedule 3.18, since
------------------------------------
December 31, 2001 or as otherwise disclosed herein, the Company has not issued or committed itself to issue, and to the Closing Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants or other securities or instruments convertible into or exchangeable for common shares, except as disclosed in or contemplated by this Agreement.

3.19 Broker's Fees.  Except as set forth on Schedule 3.19,  neither the Company,
-------------------
nor any of its officers or directors, has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

3.20  Insurance.  The Company has,  and on the Closing Date will have,  coverage
----------------
(which to its knowledge is adequate) against accident, damage, injury, third party loss (including product liability), loss of profits and other risks normally insured by persons carrying on the same business as that carried on by it.

3.21 Patents, etc. Except as set forth in Schedule 3.21: (a) the Company has the
------------------
right  to  use  all  patents,   patent   applications,   trademarks,   trademark
registrations, or applications therefor, tradenames, copyrights, copyright registrations or applications therefor, specialized knowledge and trade secrets hereto (collectively "Company Intellectual Property") which it is currently using in the manner in which it is currently being used; (b) to the Company's knowledge, neither the Company Intellectual Property nor the current uses thereof by the Company is violating or infringing upon any intellectual property right of any person and no claim to such effect has been made to the Company; and (c) to the Company's knowledge, no other person is violating "or infringing upon any of the Company Intellectual Property.

3.22  Business  Conduct.  The Company  has,  and on the Closing  Date will have,
------------------------
operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations of the United States, the Province of Alberta and all jurisdictions in which it now carries on business, except where the failure to so comply would not have a materially adverse effect on the Company.

3.23 Affiliated Transactions.  There are, and on the Closing Date there will be,
-----------------------------
no loans, leases or other contracts or arrangements outstanding between (i) the Company, on the one hand, and (ii) any stockholder, officer, director or key employee of the Company, or any person related to any of them, on the other hand, except as set forth in Schedule 3.15 or Schedule 3.23 hereto or as contemplated by the Agreement.

3.24 Sanctions.  During the past five-year period, no officer or director of the
---------------
Company, and no person whom Sellers shall appoint as a director of Buyer pursuant to Section 5.1 hereof, has been the subject of:.

3.24.1 a petition for bankruptcy or other relief under United States insolvency or creditor's rights laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a partner at or within two years before the time of such filing Of appointment, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing or appointment;

3.24.2 a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.24.3 any order, judgment or decree, not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor} commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with activity; (ii) Engaging in any type of business practice; or

3.24.4 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described n the preceding sub-paragraph, or to be associated with persons engaged in any such activity

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal, state or other securities laws or commodities laws.

3.24.5 a finding by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission to have violated any securities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated; or

3.24.6 a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

3.25 Employee  Benefit Plans.  Except as set forth in Schedule 3.25, the Company
-----------------------------
has no pension plan, profit sharing or similar employee benefit plan.

3.26  Questionable  Payments.  Neither  the  Company,  nor any current or former
-----------------------------
shareholder, partner, director or officer of it has (a) used any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) used any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on such corporation's books and records; (e) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature using corporate funds or otherwise on behalf of the Company; (t) violated any provision of the Foreign Corrupt Practices Act of 1977, if applicable; or (g) made any material favor or gift that is not deductible for United States income tax purposes using corporate funds or otherwise on behalf of the Company.

3.27 Non Dilution.  No action shall be taken by the Company or its  shareholders
------------------
upon their assumption of control of the Buyer which shall materially dilute the existing shareholders, (except for a bona-fide employee stock option plan commensurate with the size of the Company and the industry) of Buyer for a period of eighteen months from the date of closing including specifically the issuance of shares under any form of S-8 Registration without the prior written consent of current counsel for the Buyer, Thomas F. Pierson.

3.28 Public Relations,  Investor Relations.  Buyer, post closing,  covenants and
-------------------------------------------
agrees to retain Redington and Associates, Inc. as it investor relations and public relations firm for a period of not less than 2 years, or, if the Company is dissatisfied with Redington and Associates, Inc. after its initial contract term of one year, it shall retain other suitable investor relations and public relations firm(s) to insure public information is disseminated about the company.

ARTICLE IV
----------
REPRESENTATIONS AND WARRANTIES OF BUYER
---------------------------------------

Buyer hereby represents and warrants to the Sellers and the Company as follows:

4.1  Organization.  Buyer is, and on the Closing Date will be, a duly  organized
------------------
and validly existing corporation in good standing under the laws of the State of South Dakota.

4.2 Capitalization  The authorized capital stock of Buyer, at the closing,  will
------------------
consist of 100,000,000 Common Buyer Shares and 100,000 preferred shares. As of the date of this Agreement, there are 10,615,724 Buyer Shares issued and outstanding, and no Buyer Shares are held in Buyer's treasury. Of the 500,000 authorized Preferred Shares, no preferred shares have been issued or are outstanding. On the Closing Date (after giving effect to the Stock Exchange) there will be 35,000,000 Buyer Shares issued and outstanding and no Buyer Shares will be held in Buyer's treasury. There are no Buyer Shares reserved for issuance upon the exercise of outstanding stock options, warrants or similar rights. All issued and outstanding Buyer Shares have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. There are no, and on the Closing Date there will be no, issued or outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Buyer common stock or any other equity security of Buyer or any securities representing the right to purchase or otherwise receive any shares of Buyer common stock or any other equity security of Buyer except as provided for herein. All outstanding Buyer Shares have been issued in compliance with applicable Federal and state Securities Laws. No shareholders of the Company have a right to receive dividends and no unpaid dividends are due and owing with regard to the Buyer's capital stock.

4.3 Agreement:  Authority.  Buyer has, and on the Closing Date will have,  power
--------------------------
and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or on or prior to the Closing Date, will be duly approved by appropriate corporate action of Buyer.

4.4 Agreement: Enforceability. This Agreement has been duly authorized, executed
------------------------------
and delivered by Buyer and is a legally valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefor may be brought, and
(c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws of the public policy underlying such laws.

4.5 Doing Business.  Buyer is, and on the Closing Date will be duly  authorized,
-------------------
qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted or as contemplated in this Agreement, except where the failure to be so authorized, qualified or licensed would not have a materially adverse effect upon the business of Buyer. The business of Buyer does not require it to be registered as an Investment Company or Investment Advisor as such terms are defined under the Investment Company Act and the Investment Advisor Act of 1940, respectively.

4.6 No Conflict  Neither the execution and delivery of this  Agreement,  nor the
---------------
consummation of the transactions contemplated by this Agreement will: (a) conflict with, or result in a breach of, or constitute a default under (i) Buyer's charter or bylaws, (ii) any instrument or agreement to which Buyer is a party, or by which it is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which Buyer is a party or by which Buyer may be bound; (b) violate any law, statute, rule or regulation applicable to Buyer or the transactions contemplated hereby; (c) require the consent of any governmental or administrative agency or any other person not a party hereto; or
(d) require the consent of any party to any contract, agreement or commitment to which Buyer is a party or by which Buyer may be bound, or result in a default under or an acceleration of any obligation under any such contract, agreement or commitment.

'4. Subsidiaries. Buyer has, and on the Closing Date will have, no subsidiaries.
-----------------

4.8 Financial Statements.  The audited financial statements of Buyer, consisting
-------------------------
of its Balance Sheet as of December 31, 2001 and 2000, and its Statement of Income, Statement of Stockholders' Equity and Statement of Cash Flows for the years ended December 31, 2001 and 2000, together with accompanying notes, have beel1 audited by independent public accountants whose report thereon is without qualification. The unaudited financial statements of Buyer, consisting of its Balance Sheet as of June 30, 2002 its Statement of Income, Statement of
Stockholders' Equity and Statement of Cash Flows for the three months ended March 31, and six months ended June 30, 2002, together with accompanying notes, have been prepared by the officers of Buyer, and have been adjusted for all normal and recurring accruals necessary for a fair presentation thereof. All such financial statements (collectively, the "Buyer Financial Statements") have been prepared in accordance with generally accepted accounting principles, have been delivered to the Company, and fairly present the financial condition and results of operations of Buyer as of the dates and for the periods shown.

4.9 No Adverse Change.  Since June 30, 2002, the business of Buyer has only been
----------------------
operated in the normal course. There has not been, and on the Closing Date there will not have been, any material adverse change in the financial condition of Buyer from that set forth in the Buyer Financial Statements dated December March 31, 2002 and June 30;2002, except that the business currently being conducted will cease and terminate.

4.10  Liabilities.  There are, and on the Closing  Date will be, no  liabilities
------------------
(including, but not limited to tax liabilities) or claims against Buyer (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Buyer Financial Statements, other than liabilities incurred or made in the ordinary course of business, taxes incurred with regard to earnings since December 31, 2001, or liabilities for expenses incurred in connection with this Agreement, all of which must be approved, -in writing, by Sellers.

4.11 Taxes  All federal,  state, county and local income,  excise,  property and
----------
other tax returns required to be filed by Buyer have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Buyer Financial Statements. No income tax return~ Buyer have ever been audited by any authority empowered to do so. There are no agreements or waivers in effect that provide for an extension of time for the filing of any tax returns by Buyer or the assessment of any tax against Buyer.

4.12  Title:  Propertv:  Real  Propertv.  Except as set forth on  Schedule  4.12
----------------------------------------
hereof, the Buyer has, and on the Closing Date will have, all legal and beneficial ownership of all of its real property, furniture, fixtures and equipment excluding any leased real property, furniture, fixtures and equipment. Such assets (excluding leased assets) are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as stated in the Buyer Financial Statements. Buyer does not own any real property. Schedule 4.12 is a detailed list of all real property leased by Buyer, showing location, rental cost and landlord. All real property under lease to or otherwise used by Buyer is in good condition, ordinary wear and . tear excepted, and is sufficient for the current operations of Buyer. No such real property, nor the occupancy, maintenance or use thereof, is in violation of, or breach or default under, any contract or law, and no notice or threat from any lessor, governmental body or other Person has been received by Buyer or served upon any such real, property claiming any violation of, or breach, default or liability under any contract, or law, or requiring or calling attention to the need for any work, repairs, construction, alteration, Installations or environmental remediation, Buyer has not placed or caused to be placed, and to the best knowledge and belief of Buyer there were not and/or are not, any Hazardous Substances in, on, under or migrating from any of the real property of Buyer,

4.13 Contracts and Commitments. Buyer has, and on the Closing Date will have, no
-------------------------------
agreements, contracts and commitments to which it is, or on the Closing Date will be a party, except as described in Schedule 4.13. A true and correct copy of each such agreement, contract or commitment has been delivered to the Company. Buyer is not, and on the Closing Date will not be, and to the knowledge of Buyer, each such other party to each of such agreements, contracts or commitments is not, in default under any such agreement, contract or commitment, the result of which breach would have a materially adverse effect on Buyer.

4.14 Litigation. There are, and on the Closing Date will be, no claims, actions,
----------------
suits or proceedings, pending, or to the best knowledge of Buyer, threatened against Buyer

4.15  Compensation  and Loans.  Except as  disclosed  in Schedule  4.15,  on the
------------------------------
Closing Date will be, (i) no salaried or otherwise compensated employees, officers or directors of Buyer, (ii) no loans made to any officer or director of Buyer, (iii) no dividends or other distributions declared or paid by Buyer, and
(iv) no repurchase by Buyer of any shares of capital stock.

4.16  Additional  Issuances  of  Equitv.  Except as set forth on  Schedule  4.16
----------------------------------------
hereof, since December 31, 2001, Buyer has not issued or committed itself to issue, and to the Closing Date will not issue, or commit itself to Issue any additional common shares or any options, rights, warrants or other securities or Instruments convertible into or exercisable for common shares, except as contemplated by this Agreement.

4.17  Investment  Intent.  Buyer is acquiring the Company  Shares for investment
-------------------------
only and not with a view to further distribution and does not have, and will not have on the Closing Date, any commitment for the disposition of such shares. -

4.18  Patents.  etc.  Buyer  has no  patents,  patent  applications,  trademark,
--------------------
trademark registrations, tradenames, copyrights, copyright registrations or applications therefor. Buyer has not infringed and is not infringing upon any intellectual property right of any person.

4.19  Business  Conduct.  The Company  has,  and on the Closing  Date will have,
------------------------
operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations of the United States, the State of South Dakota and all jurisdictions in which it now carries on its business, except where the failure to so comply would not have a materially adverse effect on Buyer.

4.20 Affiliated  Transactions.  There are, and on the Closing Date there will be
------------------------------
no loans, leases or other contracts outstanding between Buyer and any officer or director of Buyer or any person related to any officer or director of Buyer.

4.21  Sanctions.  During  the past  five  year  period,  except  as set forth on
----------------
Schedule 4.21, to the best of the knowledge, information and belief of current officers and directors, no officer or director of Buyer has been the subject of.

4.21.1 a petition under the federal bankruptcy laws or any other insolvency or creditor's rights laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing or appointment, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing or appointment;

4.21.2 a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

4.21.3 any order, Judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with activity; ,

(ii) Engaging in any type of business practice; and

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal, state or other securities laws or commodities laws.

4.21.4 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

4.21.5 a finding by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission to have violated any securities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated; or

4.21.6 a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

4.22  Buyer  Representation.  Buyer has not taken and will not take,  and to its
----------------------------
knowledge, no officer, director or shareholder has taken, directly or indirectly, any action designed to, or which has constituted, or. which might reasonably be expected to, cause or result in any violations of the federal securities laws with regard to Buyer or its securities.

4.23  Employee  Benefit  Plans.  Buyer has no pension  plan,  profit  sharing or
-------------------------------
similar employee benefit plan.

4.24 Broker's Fees.  Buyer,  has not agreed to pay any broker in connection with
-------------------
any of the transactions contemplated by this Agreement.

4.25   Questionable   Payments.   Neither  Buyer,  nor  any  current  or  former
-------------------------------
shareholder, partner, director or officer of Buyer, has (a) used any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) used any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees; (c) violated any provision of the Foreign Corrupt Practices Act of 1977; (d) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (e) made any false or fictitious entries on such corporation's books and records; (f) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature using corporate funds or otherwise on behalf of Buyer; or (g) made any material favor or gift that is not deductible for federal income tax purposes using corporate funds or otherwise on behalf of Buyer.

4.26  Exchange  Act  Representations   At Closing,  the  Buyer  Shares  will  be
------------------------------------
registered under the Securities Exchange Act of 1920, as amended ("Exchange Act"). Buyer has previously delivered to the Company true and complete copies, including exhibits and, as applicable, amendments thereto, of its (i) Registration Statement on Form 10-SB filed under the Exchange Act; (ii) Quarterly Reports on Form 10Q-SB for the quarter ended March 31, 2002, and (iii) copies of all material correspondence with the Securities and Exchange Commission, the NASD, the OTC and state blue sky commissions. All such documents referred to herein, and the documents referred to in Section 5.2 (collectively, the "SEC Documents"), at the time filed with the Securities and Exchange Commission ("SEC") complied, or will comply in the case of the SEC Documents referred to in Section 5.2, with the Exchange Act and all applicable rules and regula1ions of the SEC and were timely filed. No SEC Document, as of the date of filing or the effective date, as the case may be, or as of any subsequent date when Buyer was required to amend, supplement or update any such document (regardless of whether it did so), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Buyer represents and warrants that all 10-Q's 10-k's and other applicable SEC filings will be filed and up to date at Closing. Buyer represents and warrants that the Seller is a fully reporting company, as that term is commonly used and will be at the time of Closing.

ARTICLE V
---------
COVENANTS OF THE PARTIES
------------------------

5.1 Buver  Special  Board  Meeting!.  On the Closing  Date,  Buyer shall cause a
------------------------------------
special meeting of the Board of Directors of Buyer to be held, at which meeting:
(i) the size of the Board of Directors of Buyer shall be set at least three (3) or more members, (ii) three (3) designees of the Company including Barry Bennett, name hand written, shall be appointed as new directors of Buyer, (iii) resignations from all of the present officers, directors and employees of Buyer which shall have been tendered prior to the Closing Date shall be accepted, and
(iv) the name of Buyer shall be charged from "U.S.A.  Sunrise Beverages,  Inc.."
to                (the "Name Change"),  subject to shareholder  approval.  (3) r
   -------------
more members, (ii) three (3) designees of the Company including Barr,WBen, shall be appointed as new directors of Buyer, (iii) resignaflons from directors and employees of Buyer which shall have been tenderelprior to the Closing Date shall be accepted, and (iv) the name of Buyer shall be charged from "U.S.A. Sunris~,:Beverages, Inc.." to (the "Name Change"), subject to shareholder approval. In addition, Mr. Bennett shall be appointed as Chairman of the Board and Chief Executive Officer of Buyer. Buyer shall solicit approval of the Name Change by consent of a majority of the shareholders of Buyer without a meeting ("Shareholder Consent"). Buyer shall prepare the information required by Rule 14f-l and/or Regulation 14C promulgated under-the Exchange Act (the "Rule 14f-l Statement"), subject to review and approval by the Company, and at least ten days after the Closing Date shall file the 8K and Rule 14f-l Statement with the SEC and transmit the Rule 14f-l Statement to all stockholders of record.

5.2 SEC  Documents.  Buyer  covenants and agrees that after the Closing Date, it
-------------------
shall file the Rule 84f-1 Statement, all reports and filings required to be filed by Buyer under Sections 13, 14 and 15(d) of the Exchange Act, together with all other reports and filings necessary to have available "current public information" as defined in Rule 144 under the rules and regulations promulgated under the Securities Act.

Buyer knows of no reports or filings required to be filed by officers, directors, shareholders or their affiliates under the Exchange Act which have not been filed.

5.3 Negative  Covenants of Buver.  Buyer agrees that from the date hereof to the
---------------------------------
Closing Date, without the prior written consent of Sellers, Buyer shall not: (i) amend, modify, change or terminate any provision of its certificate of incorporation or bylaws, (ii) create or assume any claim, lien or encumbrances upon any of its business or assets, (iii) incur any debt, obligation or liability, (iv) make any loan or advance, (v) assume, guarantee or otherwise become liable for any debt, obligation or liability of any Person, (vi) commit for any capital expenditure, (vii) purchase, lease, sell, abandon or otherwise acquire or dispose of any business or assets, (viii) waive any right or cancel any debt or claim, (ix) assume or enter into any contract or agreement other than this Agreement (and any other agreement contemplated herein), (x) increase, or authorize an increase in, the compensation or benefits paid or provided to any of their directors, officers, employees, salesmen, agents or representatives, (xi) permit or cause a breach or default under any of its contracts, insurance policies, licenses or permits, (xii) adopt or enter into any new employee benefit plan or modify any existing employee benefit plan,
(xiii) participate in any merger, consolidation or reorganization, (xiv) begin to engage in any new type of business, (xv) acquire the business or any bulk assets of any other Person, (xvi) completely or partially liquidate or dissolve,
(xvii) terminate any part of their business, (xviii) issue or sell any Buyer Shares, redeem, retire or purchase any Buyer Shares, or create, grant or issue any options, warrants or other contracts or Contract Rights with respect to, any Buyer Shares, or any other capital stock or other securities of Buyer, or create, grant or issue any stock options, stock appreciation rights, phantom shares or other similar rights or (xviii) do anything else outside the ordinary course of their business consistent with its past practices, whether or not specifically described in any of the foregoing clauses.

5.4 Access to Records~ Confidentiality.
---------------------------------------

5.4.1 During the period from the date of this Agreement to the Closing Date, Buyer and the Company shall each permit the other party and its respective representatives, agents and designees reasonable access to its properties and those of its subsidiaries, and shall disclose and make available to them all books, papers and records relating to the assets, stock, ownership, properties, operations, obligations and liabilities of it and its subsidiaries, including, but not limited to, all books of accounts (including the general ledger), tax records, minute books of directors' and stockholders' meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Buyer or the Company, as the case may be, may have an interest.

5.4.2 All information furnished by Buyer to the Company and by the Company to Buyer pursuant hereto shall be treated as the sole property of the party furnishing the information and, if the Stock exchange shall not occur, the party receiving the information shall return to the party furnishing the information, all documents (in whatever form, including electronic) or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall not apply to (i) any information which: (w) the party receiving the information can establish was already in its possession prior to the disclosure thereof by the party furnishing the information; (x) was then generally known to the public; (y) became known to the public through no fault of the party receiving the information or (z) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality or (ii) disclosures in accordance with an order of a court of competent jurisdictions.

5.5 No Solicitation.  So long as this Agreement  remains in effect,  Buyer shall
--------------------
not and Buyer shall not authorize or permit any of its directors, officers, employees or agents, to directly or indirectly (i) respond to, solicit, initiate or encourage any inquiries relating to, or the making of any proposal which relates to, an Acquisition Transaction (as defined below), (ii) recommend or endorse an Acquisition Transaction, (iii) participate in any discussions or negotiations regarding an Acquisition Transaction, (iv) provide any third party (other than the Company or an affiliate of the Company) with any non-public information in connection with any inquiry or proposal relating to an Acquisition Transaction or (v) enter into an agreement with any other party with respect to an Acquisition Transaction. Buyer will immediately cease and cause to be terminated any existing activities, discussions or negotiations previously conducted with any parties other than the Company with respect to any of the foregoing, and will take all actions necessary or advisable to inform the appropriate individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.5. Buyer will notify the Company orally (within one day) and in writing (as promptly as practicable) if any inquiries or proposals relating to an Acquisition Transaction are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with Buyer. As used in this Agreement, "Acquisition Transaction" shall mean one of the following transactions with a party other than the Company of an affiliate of the Company (i) a merger, consolidation, share exchange, or any similar transaction, involving Buyer, (ii) a purchase, lease or other acquisition of all or a substantial portion of the assets or liabilities of Buyer or, (iii) a purchase or other acquisition (including by way of share exchange, tender offer, exchange offer or otherwise) of a substantial interest in any class or series of equity securities of Buyer.

5.6 Further  Assurances.  In case at any time after the Closing Date any further
------------------------
action is necessary or desirable to carry out the purposes of this Agreement, each party to this Agreement shall take all such necessary action, including but not limited to responding to SEC comments on any filings made with the SEC and working to have such filings cleared by the SEC.

ARTICLE VI
----------
CLOSING CONDITIONS
------------------

6.1 Conditions to the Obligations of Buyer under the Agreement.  The obligations
---------------------------------------------------------------
of Buyer to perform this Agreement shall be further subject to the satisfaction, at or prior to the Closing Date, of the following conditions, anyone or more of which may be waived by Buyer:

6.1.1 Each of the obligations of the Sellers and the Company required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and the representations and warranties of Sellers and the Company contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except with respect to changes permitted hereby and for any such representations and warranties made as of a specific date which shall be true and correct as of such date. Buyer shall have received a certificate to the foregoing effect signed by an executive officer of the, Company.

6.1.2 There shall have been no material adverse change in the financial condition of the Company, since the date of this Agreement, whether or not in the ordinary course of business.

6.1.3 All action required to be taken by, or on the part of, the Company to authorize the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby shall have been duly and validly taken by the Company and Buyer shall have received certified copies of the resolutions evidencing such authorization.

6.1.4 Any and all permits, consents, waivers, clearances, approvals and authorizations of all third parties which are necessary in connection with the consummation of the transactions contemplated hereby shall have been obtained

6.2.1. Each of the obligations of Buyer required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except with respect to changes permitted hereby and for any such representations and warranties made as

6.1..5 The Company shall not have suffered a loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially adversely affect their aggregate financial condition, regardless of whether or not such loss shall have been insured.

6.1.6 Except as disclosed in Schedule 6.1.6 hereto, no material transactions shall have been entered into by the Company other than transactions in the ordinary course of business since June 30, 2002 or other than as referred to in this Agreement, except with the written consent of Buyer.

6.1.7 That none of the properties or assets of the, Company shall have been sold or otherwise disposed of other than in the ordinary course of business since June 30, 2002, where such has had a materially adverse affect on the Company, except with the written consent of Buyer.

6.1.8 That Buyer shall have received an opinion from counsel to the Company in form reasonably satisfactory to Buyer's counsel, that:

(a) The Company has been duly incorporated and is a validly existing corporation under the laws of the Province of Alberta with a capitalization as represented in this Agreement.

(b) All of the outstanding Company Shares have been duly authorized by appropriate corporate action of the Company, as applicable, and are validly issued and represent fully paid and non-assessable shares of the Company, free of preemptive rights.

(c) This Agreement and the transactions contemplated hereby have been duly authorized by necessary corporate action of the Company.

(d) Upon delivery of the certificates and duly executed stock transfer forms representing the Company Shares pursuant to the terms of this Agreement, Buyer will acquire legal and beneficial ownership of such securities free and clear of all liens, pledges and encumbrances; and, upon the completion of the transactions contemplated by this Agreement, Buyer shall be the owner of all of the Outstanding Company Shares and, to the knowledge of counsel, there shall be no outstanding options or warrants to purchase any shares of the Company nor any outstanding securities of any nature convertible into such shares.

6.1.9 The Parties designated on Schedule 6.19 shall have received duly executed warrants totaling 2.4 million shares of common capital stock priced at $1.00 per share for the first million shares and 1.4 million shares priced at $1.50 which warrants shall be non-cancelable for a period of three (3) yea from the date of issuance.

6.2  Conditions  to the  Obligations  of  Sellers  and  the  Company  under  the
--------------------------------------------------------------------------------
Agreement.  The obligations of Sellers and the Company to perform this Agreement
----------
shall be further subject to the satisfaction, at or prior to the Closing Date, of following conditions anyone or more of which may be waived by Sellers and the
Company: of a specific date which will be true and correct as of such date. The Sellers and the Company shall have .received a certificate to the foregoing effect signed by an executive officer of Buyer.

6.2.2 There shall have been no material adverse change in the financial condition of Buyer since the date of this Agreement, whether or not in the ordinary course of business.

6.2.3 All action required to be taken by, or on the part of, Buyer to authorize the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and stockholders of Buyer and Sellers and the Company shall have received certified copies of the resolutions evidencing such authorization.

6.2.4 Any and all pennits, consents, waivers, clearances, approvals and authorizations of all third parties which ar~ necessary in connection with the consummation of the transactions contemplated hereby shall have been obtained.

6.2.5 The Sellers and the Company shall have received an opinion of counsel or independent auditors to the effect that the Stock Exchange qualifies as a tax-free exchange pursuant to Section 351 and or Section368(a)(I)(B) of the Code}, on or before Sept 30, 2002. (hand written).

6.2.6 Buyer shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially adversely affect its financial condition, regardless of whether or not such loss shall have been insured.

6.2.7 No material transactions shall have been entered into by Buyer other than transactions in the ordinary course of business between June 30, 2002 and the Closing Date, other than as contemplated by this Agreement, except with the written consent of the Company.

6.2.8 That none of the properties or assets of Buyer shall have been sold or otherwise disposed of other than in the ordinary course of business since June 30, 2002, except with the written consent of the Company.

6.2.9 That Sellers and the Company shall have received an opinion from counsel to Buyer in form satisfactory 10 the Company's counsel, that: on or before 9/30/2002 (hand written)

(a) Buyer has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of South Dakota with a capitalization as represented in this Agreement.

(b) All of the outstanding Buyer Shares have been duly authorized by appropriate corporate action of Buyer, are validly issued and represent fully paid and nonassessable capital shares of Buyer and the outstanding Buyer Shares have been registered under the Securities Exchange Act of 1920 and have been issued in compliance with applicable Federal and state securities laws.

(c) This Agreement and the transactions contemplated hereby have been duly authorized by- appropriate action of Buyer and, under applicable law and Buyer stockholder approval is not required under applicable law.

(d) The issuance of the Buyer Shares to Sellers on the Closing Date pursuant to this Agreement have been duly authorized by appropriate corporate action of Buyer, and when issued, shall be fully paid and non-assessable common shares of Buyer free of preemptive rights. -

(e) To such counsel's knowledge, after due inquiry, Buyer has not been or is not required to be registered as an investment company or an investment adviser under the Investment Company Act of 1940 or the Investment Advisers Act.9f 1940, respectively.

6.2.10 Buyer shall not have any obligations or liabilities as of the Closing Date in excess of $5,000 in the aggregate.

6.2.11  Buyer  shall  have  entered  into  Employment  Agreements   ("Employment
Agreements") with Barry Bennett in form acceptable to Buyer and Seller.

6.2.12 At Closing, Buyer shall deliver to Company and Seller a list showing Buyer's shareho1ders of record as of the date prior to the Closing Date certified by Buyer's transfer agent. "

6.2.13 Buyer and Sellers shall be in full compliance with the representations and warranties contained in Sections 3.26 and 4.26, respectively herein.

6.2.14 Buyer has reviewed to its satisfaction all of the financial and historical information on the Company.

6.2.15 Sellers agree not to effect a reverse stock sp1it for a period of 12 months from the date of closing.

ARTICLE VII
-----------
CLOSING AND POST-CLOSING OBLIGATIONS
------------------------------------

7.1 Time and Place.  Subject to the  provisions of Articles 6 and 8 hereof,  the
-------------------
Closing of the transactions contemplated hereby shall take place at the offices of USA Sunrise Beverages, Inc. in Denver, Colorado at 9:00.A.M., local time, on the second (2nd) business day after the date on which all of the conditions contained in Article 6, to the extent not waived, are satisfied; or at such other place, at such other time, or on such other date as the Company and Buyer may mutually agree upon for the Closing to take place.

7.2  Deliveries  at the Closing.  Subject to the  provisions or Articles 6 and 8
--------------------------------
hereof, at the Closing there shall be delivered to Sellers, the Company and Buyer the opinions, certificates, and other documents and instruments required to be delivered under Article 6 hereof. All such opinions, certificates, and other documents and instruments (collectively, the "Escrowed Delivery Documents") required to be delivered under Article 6 shall be delivered to and held by Escrow Agent (as defined in Section 7.3) in escrow.

7.3 OTC Bulletin Board. The parties shall use their best commercially reasonable
-----------------------
efforts to maintain the listing of Buyer's shares on the OTC Bulletin Board and the BBX when operational.

7.4 Buyer  Stock  Certificates.  After  Closing,  Buyer  shall  send a letter of
-------------------------------
transmittal to its shareholders requesting that they transmit their stock certificates to the Buyer in exchange for a stock certificate bearing a new CUSIP number which Buyer shall obtain and bearing the legends required by the agreements referenced in Section 6.2.12.

ARTICLE VIII
------------
TERMINATION, AMENDMENT AND WAIVER
---------------------------------

8.1  Termination.  This  Agreement  may be  terminated  at any time prior to the
-----------------
Closing Date:

8.1.1 by mutual written consent of Sellers, the Company and Buyer, properly authorized;

8.2 Effect of  Termination.  In the event of  termination  of this  Agreement by
---------------------------
either Buyer, Sellers or the Company as provided above or in Section 8.4, this Agreement shall forthwith become void (other than Section 5.4.2 and 9.1 hereof which shall remain in full force and effect), there shall be no further liability on the part of Sellers, the Company or Buyer, except for liability under Section 5.4.2 and 9.1. Nothing contained in this Section 8.2 shall relieve any party hereto from liability for any breach of this Agreement.

8.1.2 by Sellers or the Company or Buyer, (i) if the Closing Date shall not have occurred on or prior to .October 1, 2002, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements and conditions set forth herein to be performed or observed by such party at or before the Closing Date; or (ii) if it has become reasonably certain that any condition specified in Article 6 of this Agreement will not be satisfied and such condition has not been waived by the party having the power to waive such condition;

8.1.3 By Sellers or the Company, if there shall have been any material breach of any obligation of Buyer hereunder and such breach shall have not been remedied within 10 days after receipt by Buyer of notice in writing from Sellers or the

Company specifying the nature of such breach and requesting that it be remedied; and

8.1.4 by Buyer, if there shall have been any material breach of any obligation of Sellers or the Company hereunder and such default shall not have been remedied within 10 days after receipt by the defaulting Seller(s) or the Company, as the case may be, of notice in writing from Buyer specifying the nature of such breach and requesting that it be remedied.

8.3  Amendment.  Extension and Waiver.  Subject to  applicable  law, at any time
---------------
prior to the consummation of the transactions contemplated herein, Sellers, the Company and Buyer may, (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the other, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the covenants, agreements or conditions contained in Articles 5 and 6 hereof. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

8.4  Rescission.  Sellers and/or Buyers,  shall have the right to terminate this
----------------
Agreement and rescind the  transactions  contemplated  hereby in the event that:
(i) any of the representations or warranties of Buyer or Sellers respectively is false or misleading in any material respect;

ARTICLE IX
----------
MISCELLANEOUS
-------------

9.1 Expenses:  All costs and expenses incurred in connection with this Agreement
-------------
and the transactions contemplated hereby (including legal, accounting, printing and investment banking fees and expenses) shall be borne by the party incurring such costs and expenses. Buyer's costs and expenses shall be paid prior to the Closing Date.

9.2 Survival   The respective representations  and warranties of the Company and
------------
Seller shall not survive the Closing Date. The representations and warranties of the Buyer shall survive the Closing Date for a period of two years.

9.3 Notices. All notices or other  communications  hereunder shall be in writing
------------
and shall be deemed given if delivered personally or mailed by prepaid registered or certified mail (return receipt requested) or by cable, telegram or telex addressed as follows:

(a) To Sellers, to their respective addresses set forth on Exhibit "A" hereto.

Copy to: Mr. David Goldenberg, Esq.
#2210,411-1 Street S.E.
Calgary, Alberta, Canada
T2G 5E7

(b) If to Buyer, to:

Mr. Omar Barrientos U.S.A. SUNRISE BEVERAGES, INC.
P.O. Box 938
Spearfish, SD 57783

Copy to:

Thomas F. Pierson, Esquire
1004 Depot Hill Rd. Suite IE
Broomfield, Colorado 80020

or such other address as shall be furnished in writing by a party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

9.4 Parties in Interest;  Assignment.  This Agreement  shall be binding upon and
-------------------------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

9.5 Complete  Agreement.   This Agreement,  including  the  documents  and other
------------------------
writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter.
There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties other than as expressly set forth herein. This Agreement supersedes prior agreements and understandings between the parties, both written and oral, with respect to its subject matter.

9.6 Neutral Construction.  The parties have negotiated this Agreement and all of
-------------------------
the terms and conditions contained in this Agreement in good faith and at arms' length, and each party has been represented by counsel during such negotiations. No term, condition, or provision contained in this Agreement shall be construed against any party or in favor of any party (i) because such party or such party's counsel drafted, revised, commented upon, or did not comment upon, such term, condition, or provision; or (ii) because of any presumption as to any inequality of bargaining power between nor among the parties. Furthermore, all terms conditions, and provisions contained in this Agreement shall be construed and interpreted in a manner which is consistent with all other terms, conditions, and provisions contained in this Agreement.

9.7 Counterparts. This Agreement may be executed in one or more counterparts all
-----------------
of which shall be considered one and the same agreement and each of which shall be deemed an original.

9.8 Governing Law.  This Agreement shall be governed by the laws of the State of
------------------
Colorado without giving effect to the principles of conflicts of laws thereof.

9.9 Arbitration.   All claims demands, disputes, controversies  differences,  or
----------------
misunderstandings between the parties arising oout of, or by virtue of, this Agreement shall be submitted to and determined by arbitration in accordance with this Section. In the event of such a claim, demand, dispute, controversy, difference, or misunderstanding, Buyer on the one hand, and the C0omapny and the Sellers, on the other hand, shall each select one arbitrator and shall together select a third arbitrator who is neutral unbiased, and who shall serve as the chairman of the panel. Iof the parties are unable to agree upon the third arbitrator, or if one of the parties us unable to or fails to select an arbitrator in accordance with this Section, the American Arbitration Association

("AAA") shall be designated by either party to appoint such arbitrator(s) to arbitrate the matter in accordance with this Section. The matter shall be arbitrated under the rules of the AAA applicable to commercial arbitrations then obtaining, such arbitration to be held in Denver, Colorado. At any time before a decision of a majority of arbitrator(s) shall be the award of the panel of arbitrators and shall be made in writing setting forth the award and the award shall be binding and conclusive on all parties, shall not be appealable and shall include a finding for payment of the costs of such arbitration. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award. This agreement to arbitrate is specifically enforceable by the parties to this Agreement. The prevailing party in such Arbitration shall be entitled to all costs and a reasonable attorney fees.

9.10 Headings. The Article and Schedule headings contained in this Agreement are
--------------
for reference purposes only and shall not affect in any way the meaning or iinterpretation of this Agreement.

9.11   MISC   see below *
-----------

IN WITNESS WHEREOF, individual Sellers have executed, and the Coompany and Buyer have caused this Agreement t be executed by their duly authorized officers, all as of the day and year first above written.

Company:                                      Buyer:

AVID CANADA, INC.                             U.S.A SUNRISE BEVERAGES, INC.

By: /s/ CHRIS AGAGNIER                        By: /s/ OMAR BARRIENTOS
   ----------------------------------            -------------------------------
Name:  Barry J. Bennett, President            Name:  Omar Barrientos, President
Chris Agagnier
General Manager


*
9.11 MISC Notwithstanding anything to the contrary set out above, it is acknowledged and agreed by the parties hereto that the beneficial recipients of the 28,000.000 Buyer Shares and the process and mechanism by which the Buyers Shares are acquired by said beneficial recipients shall be subject to the mutual agreement of the Company and the Sellers.

EXHIBIT "A"
-----------

SELLER NAME AND ADDRESS                      NUMBER OF COMPANY-OWNED   NUMBER OF BUYER SHARES
                                             SHARES                    TO BE RECEIVED
-----------------------                      -----------------------   ----------------------
David Goldenberg                             100 Class A
As Sellers Agent                             100 Class B               24,375,275



COMPANY SCHEDULES
-----------------
Schedule 3.9 NO ADVERSE CHANGE                              NONE
Schedule 3.10 LIABILITIES                                   NONE
Schedule 3.11 TAXES                                         NONE
Schedule 3.16 LITIGATION                                    NONE
Schedule 3.17 COMPENSATION AND LOOANS                       NONE
Schedule 3.18 ADDITIONAL ISSUANCES OF EQUITY                NONE
Schedule 3.19 BROKER'S FEES                                 NONE
Schedule 3.21 COMPANY INTELLECTUAL PROPERTY                 NONE
Schedule 3.23 AFFILIATED TRANSACTIONS                       SEE BELOW
Schedule 3.25 EMPLOYEE BENEFIT PLANS                        NONE



Schedules Pursuant to Contract for Sale and Purchase of Shares
AVId Canada, lnc.., Barry J. Bennettt  /U.S.A. Sunrise Beverages, Inc

Schedule 4.12 Title, Property, Real Property       NONE
Schedule 4.13 Contracts and Commitments            NONE
Schedule 4.14 Litigation                           NONE
Schedule 4.15 Compensation and Loans               NONE
Schedule 4.16 Additional Issuances of Equity       NONE
Schedule 4.21 Sanctions                            NONE as to all subsections
                                                   under 4.21 Including 4.21.1
                                                   through 4.21.6